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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------




                                    FORM 8-K



                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 13, 1998



                        AMERTRANZ WORLDWIDE HOLDING CORP.
               (Exact name of Registrant as specified in charter)



           Delaware                        001-14474                    11-3309110
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification
incorporation or organization)                                             Number)


                              112 East 25th Street
                            Baltimore, Maryland 21218
                                 (410) 338-0127
   (Address, including zip code and telephone number, including area code, of
                   Registrant's principal executive offices)



                       7001B Cessna Drive, P.O. Box 35329
                        Greensboro, North Carolina 27425
   (Former name or former address of Registrant, if changed since last report)



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



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Acquisition or Disposition of Assets.

         On July 13, 1998, Caribbean Air Services, Inc. ("CAS"), a wholly-owned subsidiary of Amertranz Worldwide Holding Corp. (the "Company"), sold substantially all of the operating assets of CAS to Geologistics Air Services, Inc., an indirect wholly-owned subsidiary of Geologistics Corporation ("Geologistics"), for $27 million in cash, in accordance with the terms of the Asset Purchase Agreement among the parties dated June 15, 1998 (the "Asset Purchase Agreement").

         Under the terms of the Asset Purchase Agreement, CAS retained its accounts receivable, and the Company expects that CAS will realize an additional $4 million from CAS's accounts receivable after payment of its liabilities.

         Other than with respect to certain obligations pursuant to leases and other agreements included in the assigned assets, Geologistics did not assume any obligations of the Company or CAS.

         The purchase price for the assets of CAS and the other  principal terms
of  the  Asset  Purchase   Agreement  were   determined   through  arm's  length
negotiations.

         In connection with the sale of assets by CAS, Richard A. Faieta, a director and President of CAS and a director and Executive Vice President of the Company became President of Geologistics Air Services, Inc. and resigned as a director and officer of the Company, CAS and each of the Company's other subsidiaries.

         For the nine months ended March 31, 1998, revenues from the operations of CAS contributed approximately $40 million to the Company's total revenues, and income from the operations of CAS contributed approximately $3.2 million to the Company's operating income.

         Pro forma financial information with respect to the Company, as required by Article 11 of Regulation S-X, are included in Item 7.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following pro forma financial information and exhibits are filed herewith and set forth following the signatures hereto:

                                                                                                               PAGE

(b)  Pro Forma Financial Information

AMERTRANZ WORLDWIDE HOLDING CORP.

Pro Forma Financial Information Explanatory Note                                                                F-1
Pro Forma Consolidated Balance Sheet as of March 31, 1998                                                       F-2
Pro Forma Consolidated Statement of Operations for the Nine Months Ended March 31, 1998                         F-3
Pro Forma Consolidated Statement of Operations for the Year Ended June 30, 1997                                 F-4
Notes and Management's Assumptions to Pro Forma Financial Statements                                            F-5

(c)  Exhibits

The following exhibits are filed herewith:

Exhibit No.

2.1      Asset  Purchase  Agreement  dated as of June  15,  1998,  by and  among
         Amertranz  Worldwide Holding Corp., a Delaware  corporation;  Caribbean
         Air  Services,   Inc.,  a  Delaware   corporation;   and   Geologistics
         Corporation, a Delaware corporation                                                                    E-1

99.1     Press  Release,  dated July 14,  1998,  issued by  Amertranz  Worldwide
         Holding Corp.                                                                                          E-37

Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Asset Purchase Agreement are briefly described on the index thereto (on page
E-36) but have been omitted from this filing. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERTRANZ WORLDWIDE HOLDING CORP.


Date: July 27, 1998                         By: /s/ Stuart Hettleman
                                               -------------------------------
                                                Stuart Hettleman, President



C71844A.198

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                         PRO FORMA FINANCIAL INFORMATION
                                EXPLANATORY NOTE


         The  pro  forma   financial   information   statements  and  notes  and
management's assumptions included in this report have been prepared on the following basis:

                  1. The pro forma balance sheet for the nine months ended March 31, 1998 assumes that the sale of the CAS assets closed on March 31, 1998. The adjustments reflect the proceeds from the sale, the closing costs incurred, the elimination of assets sold, the retirement of certain debt, an estimated provision for income taxes and the net effect on shareholders' equity.

                  2. The pro forma income statement for the nine months ended March 31, 1998 assumes that the sale of the CAS assets closed on July 1, 1997. The adjustments reflect the elimination of all revenue and direct expenses of CAS, the elimination of interest expense due to the repayment of debt, and an increase in interest income resulting from the investment of the sale proceeds in overnight repurchase agreements.

                  3. The pro forma income statement for the year ended June 30, 1997 assumes that the sale of the CAS assets closed on July 1, 1996. The adjustments reflect the elimination of all revenue and direct expenses of CAS, the elimination of interest expense due to the repayment of debt, and an increase in interest income resulting from the investment of the sale proceeds in overnight repurchase agreements.

         The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the sale had been concluded at the beginning of the period presented, nor does it purport to represent the future financial position and results of operations for future periods.

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998

                                                                               Pro Forma                           Pro Forma
                                                                             March 31, 1998     Adjustments      March 31, 1998
                                                                               (unaudited)                         (unaudited)
                                    ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                                     $    406,872      $ 9,505,948  (1)  $  9,912,820
Accounts receivable, net of allowance for doubtful accounts of $622,980                          16,382,301         16,382,301
Prepaid expenses and other current assets                                          665,667         (252,554) (2)       413,113
Due from affiliates                                                                      0                                   0
                                                                              ------------                        ------------
              Total current assets                                              17,454,840        9,253,394         26,708,234
PROPERTY AND EQUIPMENT, net                                                        925,488         (304,133) (3)       621,355
OTHER ASSETS                                                                        94,080        1,945,923  (4)     2,040,003
GOODWILL, net of accumulated amortization of $1,156,357                         13,798,667                          13,798,667
                                                                              ------------                        ------------
              Total assets                                                    $ 32,273,075      $10,895,184       $ 43,168,259
                                                                              ============      ===========       ============

              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable                                                              $  7,446,348                        $  7,446,348
Accrued expenses                                                                 2,321,133         (344,433) (5)     1,976,700
Accrued transportation expenses                                                  5,382,448                           5,382,448
Reserve for restructuring                                                        1,306,059                           1,306,059
Note payable to bank                                                             6,346,095       (6,346,095) (5)             0
Note payable to affiliate                                                          500,754         (500,754) (5)             0
Notes payable to creditors                                                          53,835                              53,835
Current portion of long-term debt due to affiliate                               3,046,867       (3,046,867) (5)             0
Current portion of long-term debt                                                   50,000                              50,000
Dividends payable                                                                   58,437                              58,437
Due to affiliates                                                                        0                                   0
Taxes payable                                                                      115,000        1,250,000  (6)     1,365,000
Leases obligation-current portion                                                   12,063                              12,063
                                                                              ------------                        ------------
              Total current liabilities                                         26,639,039       (8,988,149)        17,650,890
LONG-TERM DEBT DUE TO AFFILIATE                                                  4,000,000       (4,000,000) (5)             0
LONG-TERM DEBT                                                                      50,000                              50,000
LEASE OBLIGATION--LONG TERM                                                          6,251                               6,251
                                                                              ------------                        ------------
              Total liabilities                                               $ 30,695,290      (12,988,149)      $ 17,707,141
                                                                              ------------      -----------       ------------

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY (DEFICIT):
Preferred Stock, $10 par value; 2,500,000 shares authorized,
 610,546 shares issued and outstanding                                           6,105,460                           6,105,460
Common Stock, $.01 par value; 15,000,000 shares authorized,
 8,419,094 shares issued and outstanding                                            84,190                              84,190
Paid-in-capital                                                                 22,496,331           50,000  (7)    22,546,331
Accumulated (deficit) retained earnings                                        (27,096,946)      23,833,333  (8)    (3,263,613)
Less:  Treasury stock, 106,304 shares held at cost                                 (11,250)                            (11,250)
                                                                              ------------                        ------------
              Total stockholders' equity (deficit)                            $  1,577,785      $23,883,333       $ 25,461,118
                                                                              ------------      -----------       ------------
              Total liabilities and stockholders' equity (deficit)            $ 32,273,075      $10,895,184       $ 43,168,259
                                                                              ============      ===========       ============

The accompanying notes and management's assumptions to pro forma financial statements are an integral part of these consolidated statements.

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1998


                                                              Nine months ended March 31, 1998
                                                     As Reported      Adjustments            Pro Forma
                                                     (unaudited)                            (unaudited)

Operating revenue                                    $ 74,000,028    $ 39,529,422  (9)     $ 34,470,606
Cost of transportation                                 57,829,361      31,194,365  (9)       26,634,996
                                                     ------------    ------------          ------------

Gross profit                                           16,170,667       8,335,057             7,835,610

Selling, general and administrative expense            14,529,621       5,113,443  (9)        9,416,178
                                                     ------------    ------------          ------------

Operating income (loss)                                 1,641,046       3,221,614            (1,580,568)

Interest (expense) income                              (1,066,256)     (1,369,739) (9)          303,483
Other income (expense), net                               168,783         (58,346) (9)          227,129
                                                     ------------    ------------          ------------

Income (loss) before income taxes                    $    743,573    $  1,793,529          $ (1,049,956)
                                                     ============    ============          ============









The accompanying notes and management's assumptions to pro forma financial statements are an integral part of this consolidated statement.

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997


                                                                Twelve months ended June 30, 1997
                                                     As Reported      Adjustments            Pro Forma
                                                     (unaudited)                            (unaudited)

Operating revenue                                    $ 75,352,065    $ 40,690,013  (10)    $ 34,662,052
Cost of transportation                                 57,198,797      32,498,656  (10)      24,700,141
                                                     ------------    ------------          ------------

Gross profit                                           18,153,268       8,191,357             9,961,911

Selling, general and administrative expense            23,985,223       4,920,947  (10)      19,064,276
Restructuring charge                                    3,407,482               0             3,407,482
                                                     ------------    ------------          ------------

Operating income (loss)                                (9,239,437)      3,270,410           (12,509,847)

Interest (expense) income                              (1,335,833)     (1,722,910) (10)         387,077
Other income (expense), net                                66,936          (3,422) (10)          70,358
                                                     ------------    ------------          ------------

Income (loss) before income taxes                    $(10,508,334)   $  1,544,078          $(12,052,412)
                                                     ============    ============          ============









The accompanying notes and management's assumptions to pro forma financial statements are an integral part of this consolidated statement.

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                         PRO FORMA FINANCIAL STATEMENTS


1.       Cash and cash equivalents

         The net cash received from the sale (excluding $2,000,000 which is being held in escrow), after the elimination of costs incurred to close the transaction and the retirement of certain debt (refer to Note 5) was $9,505,948.

2.       Prepaid expenses and other current assets

         Includes the sale of $227,554 of CAS assets and a $25,000 reduction resulting from the prepayment of certain closing costs.

3.       Property and equipment, net

         As of March 31, 1998, includes the sale of $304,133 of CAS assets.

4.       Other assets

         Includes a $2,000,000 increase resulting from funds being held in escrow until the first anniversary of the closing date, and the sale of $54,077 of CAS assets.

5.       Debt

         As of March 31, 1998, the following debt would have been retired from the sale proceeds:

                                                             Short-term        Long-term          Total

Promissory note to TIA and CFS                              $ 3,046,867       $4,000,000      $ 7,046,867
Revolving loan to TIA and CFS-principal                         500,754               --          500,754
Revolving loan to TIA and CFS-interest(a)                       344,433               --          344,433
Asset-based financing                                         6,346,095               --        6,346,095
                                                            -----------                          -----------
         Total debt retired                                 $10,238,149       $4,000,000      $14,238,149
----------------------------

         (a) Included in accrued expenses at March 31, 1998

6.       Taxes payable

         A tax provision totaling $1,250,000 has been estimated as a result of this sale.

7.       Paid-in-capital

         Reflects the issuance of stock warrants to the Company's independent financial advisor as settlement for fees totaling $50,000.

                        AMERTRANZ WORLDWIDE HOLDING CORP.
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                  PRO FORMA FINANCIAL STATEMENTS -- (Continued)


8.       Accumulated (deficit) retained earnings

         At March 31, 1998, a gain of approximately $23,833,000 would have been realized from the sale. CAS assets totaling approximately $942,000 would have been sold, closing costs of approximately $975,000 were incurred, and a tax provision of $1,250,000 was estimated.

9. Proforma Consolidated Statement of Operations for the nine months ended March 31, 1998

         Reflects the elimination of all revenue and direct expenses of CAS, and the elimination of interest expense due to the assumed repayment of debt. In addition, interest income has been increased by $300,000 resulting from the assumed investment of the sale proceeds in overnight repurchase agreements.

10.  Proforma  Consolidated  Statement of Operations for the year ended June 30,
1997

         Reflects the elimination of all revenue and direct expenses of CAS, and the elimination of interest expense due to the assumed repayment of debt. In addition, interest income has been increased by $400,000 resulting from the assumed investment of the sale proceeds in overnight repurchase agreements.